GOLDMAN SACHS TRUST
Goldman Sachs Global Tax-Aware Equity Portfolios
Class A Shares and Institutional Shares of the
Goldman Sachs Tax-Advantaged Global Equity Portfolio
Goldman Sachs Enhanced Dividend Global Equity Portfolio
(collectively, the “Portfolios”)

Supplement dated July 15, 2009 to the
Prospectuses dated December 29, 2008 (the “Prospectuses”)

The following replaces footnote 2 in its entirety in the “Portfolio Fees and Expenses” section of the Prospectus for the Class A Shares of the Portfolios:

2	The Portfolios’ annual operating expenses have been restated to reflect expenses for the current fiscal year. If a Portfolio’s assets decrease or increase in the future, the Portfolio’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

The following replaces footnote 1 in its entirety in the “Portfolio Fees and Expenses” section of the Prospectus for the Institutional Shares of the Portfolios:

1	The Portfolios’ annual operating expenses have been restated to reflect expenses for the current fiscal year. If a Portfolio’s assets decrease or increase in the future, the Portfolio’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the fee and expense table.

This supplement should be retained with your Prospectus for future reference.

00068351
TAGEDGEXPSTK 0709